Exhibit 10.13

Execution Original

WARRANT
TO PURCHASE COMMON STOCK
OF
CACHET FINANCIAL SOLUTIONS, INC.

This Warrant (this "Warrant") and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities or "Blue Sky" laws ("Blue Sky Laws"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws.

THIS CERTIFIES THAT, for good and valuable consideration, Imperium Special Finance Fund, LP ("Holder") as of October 26, 2012 (the "Warrant Issue Date"), is entitled to subscribe for and purchase from Cachet Financial Solutions, Inc., a Minnesota corporation (the "Company"), at any time prior to 5:00 p.m., Minneapolis time, on October 26, 2017 (the "Expiration Time"), Nine Hundred Fifty Two Thousand Eight Hundred Forty Seven (952,847) fully paid and nonassessable shares (the "Warrant Share Quantity") of the Common Stock of the Company at the per-share price (the "Warrant Exercise Price"), subject to the anti-dilution provisions of this Warrant, equal to the lowest of: (i) Seventy Two cents ($0.72); (ii) the lowest per-share price at which the Company issues or sells any shares of Common Stock after the Warrant Issue Date but prior to the date of exercise of this Warrant, or (iii) eighty percent (80%) of the lowest price per share of Common Stock at which the Company issues or sells any Convertible Securities (as defined below) after the Warrant Issue Date but prior to the date of exercise of this Warrant; provided, however, that the issuance and sale of any Common Stock or other securities that constitute Excluded Securities (as defined in Section 5(b) below) shall be disregarded for purposes of clauses (ii) and (iii) above. This Warrant supersedes and replaces that certain warrant issued by the Company in favor of the Holder dated as of October 26, 2012.

The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means any party who acquires all or a part of this Warrant as a registered transferee of a Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term "Common Stock" means the Company's Common Stock, $0.01 par value, and any other stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

This Warrant is subject to the following provisions, terms and conditions:

1.           Exercise; Conversion Right; Transferability.

(a)        The rights represented by this Warrant may be exercised by the Holder hereof at any time, commencing on the Warrant Issue Date and prior to the Expiration Time, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at its principal office and accompanied or preceded by the surrender of this Warrant along with (except as provided in Section 1(b) below) a check in payment of the Warrant Exercise Price for such shares.

(b)         Subject to the restrictions on transfer of this Warrant or the Warrant Shares set forth herein, if the Company's Common Stock is registered with the Securities Exchange Commission under the Securities Exchange Act of 1933, as amended, the Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after the Warrant Issue Date and prior to the Expiration Time into shares of Common Stock as provided for in Sections 1(b) through 1(d) hereof Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as defined in Section 9 hereof) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

(c)         The Conversion Right may be exercised by the Holder, at any time or from time to time, after the Warrant Issue Date and prior to the Expiration Time, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at its principal office, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

(d)         At any closing under Section 1(c) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share of Common Stock, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares of Common Stock, if any, with respect to which the Warrant shall not have been exercised.

(e)         Subject to the provisions of Section 7 hereof, this Warrant shall be fully transferable, in whole or in part; provided that this Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

2.            Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges incurred by it in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.           Issuance of the Warrant Shares.

(a)        The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and, except as provided in Section 1(b), the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the right to purchase that number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)        Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period and the Exercise Time will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.          Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.          Anti-dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5; provided that no adjustment shall be made pursuant to this Section 5 which has the effect of duplicating any adjustment made pursuant to the Articles of Incorporation of the Company or any certificate of designation thereto, if any.

(a)       The Warrant Exercise Price and the Warrant Share Quantity shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase that number of shares of Common Stock of the Company obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable pursuant to exercise immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b)         Except for (i) the options, warrants and other rights to purchase securities (including pursuant to the exercise of conversion rights) outstanding on the Warrant Issue Date (provided there is no adjustment to the terms of such options, warrants or other securities on or after the date of issuance of this Warrant) and disclosed to Holder on or prior to the Warrant Issue Date and (ii) the outstanding options to purchase shares of Common Stock pursuant to the Company's stock option and employee stock purchase plans adopted by the Company as of the Warrant Issue Date (provided there is no adjustment to the terms of such options, awards or other securities on or after the date of issuance of this Warrant), and shares of Common Stock issued upon the exercise of such options, warrants and other securities, in each case appropriately adjusted to reflect stock splits, combinations, stock dividends, reorganizations, consolidations and similar changes (all of the foregoing securities, "Excluded Securities"), if and whenever the Company shall issue or sell any additional Common Stock, securities, warrants or rights or any security convertible or exchangeable, directly or indirectly, into Common Stock, equity, securities, warrants or rights (collectively, "Convertible Securities") for a consideration per share less than the Warrant Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, (I) the Warrant Exercise Price shall be adjusted to a price determined by multiplying such Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Exercise Price; and the denominator of which shall be the number of shares of such additional Common Stock and the number of shares of Common Stock outstanding prior to such issuance, and (II) the Warrant Share Quantity will be correspondingly adjusted pursuant to Section 5(a) hereof. For the purpose of the above calculation, the number of shares of Common Stock immediately prior to such issuance shall be calculated on a fully-diluted basis, as if this Warrant and any other outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised as of such date. Except as provided in Section 5(e) below, no further adjustments of the Warrant Exercise Price shall be made upon the actual issuance of Common Stock or of any Convertible Securities upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(c)         For purposes of this Section 5, in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting therefrom any reasonable expenses incurred or any underwriting commissions in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors of the Company, without deducting therefrom the reasonable expenses incurred or any underwriting commissions in connection therewith, and written notice of such determination (together with reasonable documentation setting forth the basis of such determination) shall be promptly provided to the Holder; provided that if the Holder provides written notice to the Company that it does not agree with the Company's determination of the fair market value of such consideration within twenty (20) calendar days after receipt of such notice of valuation and supporting documentation from the Company, then the fair market value of such consideration shall be determined by an appraiser jointly selected by the Company and the Holder or, if that selection cannot be made within ten (10) business days, by an appraiser selected by the American Arbitration Association in accordance with its rules; the determination of such appraiser shall be final and binding on the Company and the Holder, and the fees and expenses of such appraiser shall be paid by the Company (such final determination of fair market value that results from the foregoing shall be referred to as "Consideration FMV"). In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Consideration FMV of such portion of the assets and business of the non-surviving corporation or corporations attributable to such Common Stock, Convertible Securities, rights or options, as the case may be, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise immediately prior to such merger or consolidation, for purposes of Section 5(f) below, shall be made after giving effect to such adjustment of the Warrant Exercise Price. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Consideration FMV on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise immediately prior to such merger, conversion or sale, for purposes of Section 5(f) below, shall be made after giving effect to such adjustment of the Warrant Exercise Price.

(d)         In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(e)         If (i) the purchase price provided for in any right or option referred to in Section 5(b), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), or any Convertible Securities shall terminate, expire or cease to be outstanding without exercise thereof, the Warrant Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect hereunder shall forthwith be increased to such Warrant Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any right or option referred to in Section 5(b), or the rate at which any Convertible Securities referred to in Section 5(b) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Warrant Exercise Price then in effect hereunder shall forthwith be decreased to such Warrant Exercise Price as would have applied had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid, and the Warrant Share Quantity shall be correspondingly increased pursuant to Section 5(a) above.

(f)          If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and except as otherwise provided herein, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares receivable upon the exercise hereof) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Warrant. The Company shall not affect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder of this Warrant, at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive.

(g)         Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof to the registered Holder of this Warrant, as shown on the books of the Company, which notice shall state (i) the Warrant Exercise Price resulting from such adjustment and (ii) the increase or decrease, if any, in the Warrant Share Quantity, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. No adjustment to the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01); provided, however, that any adjustments which by reason of this Section 5(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that adjustment shall be required and made in accordance with the provisions of this Section 5 (other than this Section 5(g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 5 to the contrary notwithstanding, the Company shall be entitled to make such increases in the conversion rate in addition to those required by this Section 5 as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(h)      In case at any time: (i) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice to the Holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) business days prior to the action in question and not less than twenty (20) business days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

(i)        If any event occurs as to which the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

6.        No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.        Transfer of Warrant or Resale of the Warrant Shares. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed assignment and any other documentation reasonably requested by the Company in connection therewith, at the principal office of the Company.

8.        Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section 8, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price, if paid by the Holder, represented by such fractional share.

9.        Fair Market Value. "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)       If the Company's Common Stock is traded on an exchange, then the average closing or last sale prices, respectively, reported for the ten (10) trading days immediately preceding the Determination Date; or

(b)      If the Company's Common Stock is not traded on an exchange but is listed on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the average of the closing bid and ask prices reported for the ten (10) business days immediately preceding the Determination Date; or

(c)         If the Company's Common Stock is not listed on an exchange, the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the fair market value as determined in good faith by the Board of Directors of the Company, thirty (30) calendar days after written notice of such determination (together with reasonable documentation setting forth the basis of such determination) shall have been provided to the Holder; provided that if the Holder provides written notice to the Company that it does not agree with the Company's determination of fair market value within twenty (20) calendar days after receipt of such notice of valuation and supporting documentation from the Company, then the fair market value as determined by an appraiser jointly selected by the Company and the Holder or, if that selection cannot be made within ten (10) business days, by an appraiser selected by the American Arbitration Association in accordance with its rules; provided further that the determination of such appraiser shall be final and binding on the Company and the Holder, and the fees and expenses of such appraiser shall be paid by the Company.

10.         Limitations of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

11.         Purchase Rights. If at any time the Company issues or sells any options, Convertible Securities or rights to purchase stock, warrants or equity securities pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder of this Warrant shall be entitled to acquire, on the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that such Holder provides the Company with written notice of its election to acquire such Purchase Rights within ten (10) business days of receipt of notice thereof by the Company.

12.         Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or three business days after deposited in the U.S. Mail (i) to the Company, at its principal executive offices or (ii) to the Holder of this Warrant, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Holder).

13.         Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

14.         Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder of this Warrant.

IN WITNESS WHEREOF, Cachet Financial Solutions, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the Warrant Issue Date.

CACHET FINANCIAL SOLUTIONS, INC.

/s/ Jeffrey C. Mack
By: Jeffrey C. Mack Its: Chief Executive Officer